AMENDMENT NO. 1 TO ARRANGEMENT AGREEMENT

This **AMENDMENT NO. 1 TO ARRANGEMENT AGREEMENT** (this "**Amendment**") entered into as of December 6, 2024 by and among BETTER CHOICE COMPANY INC., a corporation existing under the laws of the State of Delaware **("Parent"),** 1000994476 ONTARIO INC., a corporation existing under the laws of the Province of Ontario **("AcquireCo"),** 1000994085 ONTARIO INC., a corporation existing under the laws of the Province of Ontario **("CallCo"),** and SRX HEALTH SOLUTIONS INC., a corporation existing under the laws of the Province of Ontario ("**SRx**"). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Arrangement Agreement (as defined below).

WHEREAS, Parent, AcquireCo, CallCo and SRx have entered into that certain Arrangement Agreement dated September 3, 2024 (the "**Arrangement Agreement**"), pursuant to which, among other things, Parent will, indirectly through AcquireCo, acquire all of the SRx Shares in exchange for the Consideration, by way of a statutory plan of arrangement, which is to be completed under the provisions of the OBCA on and subject to the terms and conditions contained in the Arrangement Agreement; and

WHEREAS, the Parties now desire to amend the Arrangement Agreement to increase the percentage of the issued and outstanding capital stock of Halo, Purely For Pets, Inc., that will be contributed to the Spin-Out SPV and subject to the Spin-Out.

NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties intending to be legally bound hereby agree as follows:

1. Section 5.6(a) of the Arrangement Agreement is hereby amended by deleting the phrase "eight percent (8%)" and replacing it with the phrase "seventeen percent (17%)".

2. Upon and after the effectiveness of this Amendment, each reference in: (i) the Arrangement Agreement to "this Agreement," "hereunder," "hereof," or words of like import referring to the Arrangement Agreement; and (ii) any document related to the Arrangement Agreement to the "Arrangement Agreement", "thereunder", "thereunder" or words of like import referring to the Arrangement Agreement, in each case shall mean and be a reference to the Arrangement Agreement as modified hereby. Except as modified in this Amendment, the Arrangement Agreement is and shall continue to be in full force and effect and is hereby, in all respects, ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not, except as previously provided herein, operate as a waiver of any right, power or remedy of any party under the Arrangement Agreement, nor, except as expressly provided herein, constitute a waiver or amendment of any provision of the Arrangement Agreement.

3. This Amendment may be executed in counterparts, each of which shall be deemed an original but all of which when taken together shall constitute one and the same instrument. Such

counterparts shall together constitute one and the same document. The Parties agree that facsimile, PDF, JPEG, DocuSign, and/or other electronically transmitted or scanned signatures shall be treated as original signatures for all purposes.

4. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS IN FORCE IN THE PROVINCE OF ONTARIO (EXCLUDING ANY RULE OR PRINCIPLE OF THE CONFLICT OF LAWS WHICH MIGHT REFER SUCH INTERPRETATION TO THE LAWS OF ANOTHER JURISDICTION) AND THE FEDERAL LAWS OF CANADA APPLICABLE THEREIN.

[*signature page follows*]

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the date first written above by their respective officers thereunto duly authorized.

BETTER CHOICE COMPANY INC.

Signed by:
By: Kent Cunningham
48C6B952E3184BA...
Name: Kent Cunningham
Title: Chief Executive Officer

1000994476 ONTARIO INC.

Signed by:
By: ______________________
43CB04F640604FA...
Name: Michael Young
Title: President

1000994085 ONTARIO INC.

Signed by:
By: ______________________
43CB04F640604FA...
Name: Michael Young
Title: President

SRX HEALTH SOLUTIONS INC.

DocuSigned by:
By: ______________________
195E977430514B1...
Name: Adesh Vora
Title: President & Chief Executive Officer

Signed by:
By: Davender Sohi
47343D8F9DAD487...
Name: Davender Sohi
Title: Chief Financial Officer

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